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                                                                    EXHIBIT 32.2
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Globix Corporation (the "Company") on Form 10-K/A for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
M. Dennerlein, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents in all material respects the financial condition and result of operations of the Company.


Date: February 8, 2005                               GLOBIX CORPORATION



                                                     /S/ Robert M. Dennerlein
                                                     -----------------------
                                                     Robert M. Dennerlein
                                                     Chief Financial Officer